News Release

Trustmark Corporation Announces Third Quarter Earnings

Jackson, Miss. - October 17, 2006 - Trustmark Corporation (NASDAQ:TRMK) announced net income of $29.8 million in the third quarter of 2006, which represented basic earnings per share of $0.53. Trustmark’s third quarter net income produced returns on average shareholders’ equity and average assets of 14.23% and 1.39%, respectively. During the first nine months of 2006, Trustmark’s net income totaled $89.9 million, which represented basic earnings per share of $1.61. Trustmark’s performance during the first nine months of 2006 resulted in returns on average shareholders’ equity and average assets of 15.16% and 1.45%, respectively. Highlights include:
•	Successful merger and integration of Houston’s Republic Bancshares of Texas, Inc.
•	Excellent growth in loans and deposits
•	Solid credit quality
•	Continued investment in banking center expansion program

Richard G. Hickson, Chairman and CEO, commented, “Trustmark continued to make significant progress in advancing its strategic initiatives during the third quarter of 2006 as reflected by our successful merger and integration of Republic Bancshares of Texas on August 25. As a result, Trustmark significantly enhanced its position in this dynamic market and now has 11 banking centers with total loans and deposits of approximately $710 million and $771 million, respectively, serving the greater Houston area.”
“In addition, we achieved excellent loan and deposit growth while credit quality remained solid. During the third quarter of 2006 average loans totaled $6.3 billion, an increase of $421.5 million, or 7.1%, from figures one year earlier. While growth during the period was diversified geographically as well as by loan type, we are particularly pleased with the growth experienced in our Florida Panhandle and Houston, Texas markets as well as by our Corporate Lending Division,” said Hickson.
“Average deposits during the third quarter of 2006 were $6.5 billion, an increase of $949.0 million, or 17.1%, relative to the same period in 2005. We continued to focus on increasing core deposit relationships under attractive terms and experienced growth across much of our four-state franchise, with notable increases in areas affected by Hurricane Katrina,” said Hickson.
“We are pleased that Trustmark’s losses related to Hurricane Katrina have not been as great as originally anticipated. We have updated our estimates for probable losses resulting from Hurricane Katrina and reduced the allowance for loan losses by $1.4 million in the third quarter of 2006, which increased net income during the quarter by $888 thousand, or $0.016 per share. At September 30, 2006, Trustmark maintained specific Hurricane Katrina allocations in its allowance for loan losses of $3.4 million compared to $9.8 million at December 31, 2005,” said Hickson.
“Credit quality indicators remained solid during the third quarter. Non-performing assets totaled $31.0 million at September 30, 2006 and the allowance coverage for non-performing loans was 272%,” said Hickson.
“Our initiative to build additional banking centers in higher-growth markets within our franchise continues to be well received. Thus far in 2006, Trustmark has opened a total of six new banking centers in the Jackson, Memphis, and Houston suburban markets as well as the Mississippi Gulf Coast market. We anticipate opening one additional banking center during the remainder of 2006 as well as six to eight banking centers during 2007. This branching initiative reflects Trustmark’s commitment to build long-term value for shareholders through continued investment in attractive, growing markets,” said Hickson.

ADDITIONAL INFORMATION
As previously announced, Trustmark will host a conference call with analysts on Wednesday, October 18 at 10:00 a.m. Central Time to discuss the Corporation’s financial results. Interested parties may listen to the conference call by dialing (800) 817-4887, passcode 7006834 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com. A replay of the conference call will also be available through Wednesday, October 25 in archived format at the same web address or by calling (888) 203-1112, passcode 7006834.
Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,700 associates in Florida, Mississippi, Tennessee and Texas. For additional information, visit our website at www.trustmark.com.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.
These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark Corporation's filings with the Securities and Exchange Commission.
Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:

Investors:	Zach Wasson	Joseph Rein
	Executive Vice President and CFO	First Vice President
	601-208-6816	601-208-6898

Media:	Gray Wiggers
Senior Vice President
601-208-5942

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2006 ($ in thousands) (unaudited)

	Quarter Ended September 30,
AVERAGE BALANCES	2006	2005	$ Change	% Change
Securities AFS-taxable	$863,757	$1,133,718	$(269,961)	-23.8%
Securities AFS-nontaxable	56,281	60,075	(3,794)	-6.3%
Securities HTM-taxable	198,513	208,221	(9,708)	-4.7%
Securities HTM-nontaxable	94,509	94,811	(302)	-0.3%
Total securities	1,213,060	1,496,825	(283,765)	-19.0%
Loans	6,336,043	5,914,589	421,454	7.1%
Fed funds sold and rev repos	25,205	31,152	(5,947)	-19.1%
Total earning assets	7,574,308	7,442,566	131,742	1.8%
Allowance for loan losses	(73,836)	(66,120)	(7,716)	11.7%
Cash and due from banks	325,817	313,434	12,383	4.0%
Other assets	645,550	527,897	117,653	22.3%
Total assets	$8,471,839	$8,217,777	$254,062	3.1%

Interest-bearing demand deposits	$1,039,355	$829,106	$210,249	25.4%
Savings deposits	1,669,894	1,488,974	180,920	12.2%
Time deposits less than $100,000	1,533,155	1,323,998	209,157	15.8%
Time deposits of $100,000 or more	880,505	674,440	206,065	30.6%
Total interest-bearing deposits	5,122,909	4,316,518	806,391	18.7%
Fed funds purchased and repos	432,486	637,923	(205,437)	-32.2%
Short-term borrowings	535,339	959,605	(424,266)	-44.2%
Long-term FHLB advances	-	205,812	(205,812)	n/m
Junior subordinated debt securities	32,631	-	32,631	n/m
Total interest-bearing liabilities	6,123,365	6,119,858	3,507	0.1%
Noninterest-bearing deposits	1,388,201	1,245,573	142,628	11.5%
Other liabilities	130,811	99,102	31,709	32.0%
Shareholders' equity	829,462	753,244	76,218	10.1%
Total liabilities and equity	$8,471,839	$8,217,777	$254,062	3.1%

n/m - not meaningful

	Year-to-date September 30,
AVERAGE BALANCES	2006	2005	$ Change	% Change
Securities AFS-taxable	$915,145	$1,341,598	$(426,453)	-31.8%
Securities AFS-nontaxable	58,176	63,372	(5,196)	-8.2%
Securities HTM-taxable	201,468	182,939	18,529	10.1%
Securities HTM-nontaxable	93,403	91,420	1,983	2.2%
Total securities	1,268,192	1,679,329	(411,137)	-24.5%
Loans	6,155,108	5,692,465	462,643	8.1%
Fed funds sold and rev repos	27,164	32,435	(5,271)	-16.3%
Total earning assets	7,450,464	7,404,229	46,235	0.6%
Allowance for loan losses	(74,786)	(65,754)	(9,032)	13.7%
Cash and due from banks	325,067	334,988	(9,921)	-3.0%
Other assets	592,634	530,551	62,083	11.7%
Total assets	$8,293,379	$8,204,014	$89,365	1.1%

Interest-bearing demand deposits	$932,196	$1,177,438	$(245,242)	-20.8%
Savings deposits	1,691,028	1,191,768	499,260	41.9%
Time deposits less than $100,000	1,465,325	1,314,264	151,061	11.5%
Time deposits of $100,000 or more	817,812	604,615	213,197	35.3%
Total interest-bearing deposits	4,906,361	4,288,085	618,276	14.4%
Fed funds purchased and repos	494,750	690,482	(195,732)	-28.3%
Short-term borrowings	592,602	938,206	(345,604)	-36.8%
Long-term FHLB advances	3,778	177,074	(173,296)	-97.9%
Junior subordinated debt securities	10,997	-	10,997	n/m
Total interest-bearing liabilities	6,008,488	6,093,847	(85,359)	-1.4%
Noninterest-bearing deposits	1,379,921	1,274,571	105,350	8.3%
Other liabilities	112,366	82,766	29,600	35.8%
Shareholders' equity	792,604	752,830	39,774	5.3%
Total liabilities and equity	$8,293,379	$8,204,014	$89,365	1.1%

n/m - not meaningful

	September 30,
PERIOD END BALANCES	2006	2005	$ Change	% Change
Securities available for sale	$862,482	$1,143,524	$(281,042)	-24.6%
Securities held to maturity	289,125	296,962	(7,837)	-2.6%
Total securities	1,151,607	1,440,486	(288,879)	-20.1%
Loans held for sale	125,988	127,209	(1,221)	-1.0%
Loans	6,538,872	5,873,257	665,615	11.3%
Fed funds sold and rev repos	6,907	15,685	(8,778)	-56.0%
Total earning assets	7,823,374	7,456,637	366,737	4.9%
Allowance for loan losses	(75,539)	(75,750)	211	-0.3%
Cash and due from banks	348,397	398,027	(49,630)	-12.5%
Mortgage servicing rights	66,526	57,345	9,181	16.0%
Goodwill	290,753	137,268	153,485	111.8%
Identifiable intangible assets	45,704	29,637	16,067	54.2%
Other assets	370,339	325,716	44,623	13.7%
Total assets	$8,869,554	$8,328,880	$540,674	6.5%

Noninterest-bearing deposits	$1,580,533	$1,358,192	$222,341	16.4%
Interest-bearing deposits	5,541,680	4,487,250	1,054,430	23.5%
Total deposits	7,122,213	5,845,442	1,276,771	21.8%
Fed funds purchased and repos	258,463	519,173	(260,710)	-50.2%
Short-term borrowings	430,210	926,595	(496,385)	-53.6%
Long-term FHLB advances	-	205,789	(205,789)	n/m
Junior subordinated debt securities	70,104	-	70,104	n/m
Other liabilities	98,634	99,327	(693)	-0.7%
Total liabilities	7,979,624	7,596,326	383,298	5.0%
Common stock	12,212	11,655	557	4.8%
Surplus	156,625	69,362	87,263	125.8%
Retained earnings	732,781	661,764	71,017	10.7%
Accum other comprehensive
loss, net of tax	(11,688)	(10,227)	(1,461)	n/m
Total shareholders' equity	889,930	732,554	157,376	21.5%
Total liabilities and equity	$8,869,554	$8,328,880	$540,674	6.5%

Total interest-bearing liabilities	$6,300,457	$6,138,807	$161,650	2.6%

n/m - not meaningful

PERIOD END BALANCES	9/30/2006	12/31/2005	$ Change	% Change
Securities available for sale	$862,482	$1,041,754	$(179,272)	-17.2%
Securities held to maturity	289,125	294,902	(5,777)	-2.0%
Total securities	1,151,607	1,336,656	(185,049)	-13.8%
Loans held for sale	125,988	146,936	(20,948)	-14.3%
Loans	6,538,872	5,893,439	645,433	11.0%
Fed funds sold and rev repos	6,907	130,115	(123,208)	-94.7%
Total earning assets	7,823,374	7,507,146	316,228	4.2%
Allowance for loan losses	(75,539)	(76,691)	1,152	-1.5%
Cash and due from banks	348,397	387,930	(39,533)	-10.2%
Mortgage servicing rights	66,526	58,424	8,102	13.9%
Goodwill	290,753	137,368	153,385	111.7%
Identifiable intangible assets	45,704	28,703	17,001	59.2%
Other assets	370,339	346,870	23,469	6.8%
Total assets	$8,869,554	$8,389,750	$479,804	5.7%

Noninterest-bearing deposits	$1,580,533	$1,556,142	$24,391	1.6%
Interest-bearing deposits	5,541,680	4,726,672	815,008	17.2%
Total deposits	7,122,213	6,282,814	839,399	13.4%
Fed funds purchased and repos	258,463	492,853	(234,390)	-47.6%
Short-term borrowings	430,210	775,402	(345,192)	-44.5%
Long-term FHLB advances	-	5,726	(5,726)	n/m
Junior subordinated debt securities	70,104	-	70,104	n/m
Other liabilities	98,634	91,492	7,142	7.8%
Total liabilities	7,979,624	7,648,287	331,337	4.3%
Common stock	12,212	11,620	592	5.1%
Surplus	156,625	65,374	91,251	139.6%
Retained earnings	732,781	677,781	55,000	8.1%
Accum other comprehensive
loss, net of tax	(11,688)	(13,312)	1,624	n/m
Total shareholders' equity	889,930	741,463	148,467	20.0%
Total liabilities and equity	$8,869,554	$8,389,750	$479,804	5.7%

Total interest-bearing liabilities	$6,300,457	$6,000,653	$299,804	5.0%

n/m - not meaningful

	Quarter Ended September 30,
INCOME STATEMENTS	2006	2005	$ Change	% Change
Interest and fees on loans-FTE	$113,421	$92,589	$20,832	22.5%
Interest on securities-taxable	10,710	13,358	(2,648)	-19.8%
Interest on securities-tax exempt-FTE	2,773	2,846	(73)	-2.6%
Interest on fed funds sold and rev repos	346	287	59	20.6%
Other interest income	56	15	41	273.3%
Total interest income-FTE	127,306	109,095	18,211	16.7%
Interest on deposits	41,781	21,415	20,366	95.1%
Interest on fed funds pch and repos	4,896	5,050	(154)	-3.0%
Other interest expense	7,890	11,591	(3,701)	-31.9%
Total interest expense	54,567	38,056	16,511	43.4%
Net interest income-FTE	72,739	71,039	1,700	2.4%
Provision for loan losses	(81)	12,127	(12,208)	n/m
Net interest income after provision-FTE	72,820	58,912	13,908	23.6%
Service charges on deposit accounts	14,360	13,025	1,335	10.2%
Insurance commissions	8,935	9,294	(359)	-3.9%
Wealth management	5,770	5,293	477	9.0%
General banking - other	5,668	5,226	442	8.5%
Mortgage banking, net	1,131	3,290	(2,159)	n/m
Other, net	3,559	8,028	(4,469)	-55.7%
Nonint inc-excl sec gains (losses)	39,423	44,156	(4,733)	-10.7%
Security gains (losses)	645	45	600	n/m
Total noninterest income	40,068	44,201	(4,133)	-9.4%
Salaries and employee benefits	40,231	37,808	2,423	6.4%
Services and fees	9,240	8,269	971	11.7%
Net occupancy-premises	4,479	3,956	523	13.2%
Equipment expense	3,731	3,653	78	2.1%
Other expense	8,144	7,293	851	11.7%
Total noninterest expense	65,825	60,979	4,846	7.9%
Income before income taxes	47,063	42,134	4,929	11.7%
Tax equivalent adjustment	2,109	2,052	57	2.8%
Income taxes	15,193	13,861	1,332	9.6%
Net income	$29,761	$26,221	$3,540	13.5%

Earnings per share
Basic	$0.53	$0.46	$0.07	15.2%

Diluted	$0.52	$0.46	$0.06	13.0%

Weighted average shares outstanding
Basic	56,590,964	56,406,072		0.3%

Diluted	56,830,753	56,543,248		0.5%

Period end shares outstanding	58,611,242	55,935,184		4.8%

Dividends per share	$0.2100	$0.2000		5.0%

n/m - not meaningful

	Year-to-date September 30,
INCOME STATEMENTS	2006	2005	$ Change	% Change
Interest and fees on loans-FTE	$315,347	$257,274	$58,073	22.6%
Interest on securities-taxable	33,589	43,085	(9,496)	-22.0%
Interest on securities-tax exempt-FTE	8,335	8,626	(291)	-3.4%
Interest on fed funds sold and rev repos	1,018	703	315	44.8%
Other interest income	107	57	50	87.7%
Total interest income-FTE	358,396	309,745	48,651	15.7%
Interest on deposits	105,225	56,109	49,116	87.5%
Interest on fed funds pch and repos	15,700	13,693	2,007	14.7%
Other interest expense	22,552	28,501	(5,949)	-20.9%
Total interest expense	143,477	98,303	45,174	46.0%
Net interest income-FTE	214,919	211,442	3,477	1.6%
Provision for loan losses	(5,029)	16,352	(21,381)	n/m
Net interest income after provision-FTE	219,948	195,090	24,858	12.7%
Service charges on deposit accounts	39,357	38,950	407	1.0%
Insurance commissions	26,002	25,526	476	1.9%
Wealth management	17,246	15,950	1,296	8.1%
General banking - other	16,333	15,262	1,071	7.0%
Mortgage banking, net	7,481	3,895	3,586	n/m
Other, net	7,827	13,125	(5,298)	-40.4%
Nonint inc-excl sec gains (losses)	114,246	112,708	1,538	1.4%
Security gains (losses)	1,895	(4,009)	5,904	n/m
Total noninterest income	116,141	108,699	7,442	6.8%
Salaries and employee benefits	119,175	112,412	6,763	6.0%
Services and fees	26,983	25,331	1,652	6.5%
Net occupancy-premises	12,433	11,308	1,125	9.9%
Equipment expense	10,963	11,461	(498)	-4.3%
Other expense	23,535	21,870	1,665	7.6%
Total noninterest expense	193,089	182,382	10,707	5.9%
Income before income taxes	143,000	121,407	21,593	17.8%
Tax equivalent adjustment	6,430	6,137	293	4.8%
Income taxes	46,716	40,062	6,654	16.6%
Net income	$89,854	$75,208	$14,646	19.5%

Earnings per share
Basic	$1.61	$1.32	$0.29	22.0%

Diluted	$1.60	$1.32	$0.28	21.2%

Weighted average shares outstanding
Basic	55,954,020	56,874,476		-1.6%

Diluted	56,107,748	57,011,428		-1.6%

Period end shares outstanding	58,611,242	55,935,184		4.8%

Dividends per share	$0.8400	$0.6000		40.0%

n/m - not meaningful

	September 30,
NONPERFORMING ASSETS	2006	2005	$ Change	% Change
Nonaccrual loans	$27,758	$27,153	$605	2.2%
Restructured loans	-	-	-
Total nonperforming loans	27,758	27,153	605	2.2%
Other real estate	3,284	2,649	635	24.0%
Total nonperforming assets	31,042	29,802	1,240	4.2%
Loans past due over 90 days
Included in loan portfolio	3,721	1,655	2,066	124.8%
Serviced GNMA loans eligible for repch	12,783	8,434	4,349	51.6%
Total loans past due over 90 days	16,504	10,089	6,415	63.6%
Total nonperforming assets plus past
due over 90 days	$47,546	$39,891	$7,655	19.2%

	Quarter Ended September 30,
ALLOWANCE FOR LOAN LOSSES	2006	2005	$ Change	% Change
Beginning Balance	$71,846	$65,902	$5,944	9.0%
Charge-offs	(4,056)	(4,538)	482	-10.6%
Recoveries	2,513	2,259	254	11.2%
Provision for loan losses	(81)	12,127	(12,208)	n/m
Allowance of acquired bank	5,317	-	5,317	n/m
Ending Balance	$75,539	$75,750	$(211)	-0.3%

RATIOS
ROA	1.39%	1.27%
ROE	14.23%	13.81%
Return on average tangible equity	19.62%	17.76%
Equity generation rate	8.59%	7.81%
EOP equity/ EOP assets	10.03%	8.80%
Average equity/average assets	9.79%	9.17%
Interest margin - Yield - FTE	6.67%	5.82%
Interest margin - Cost - FTE	2.86%	2.03%
Net interest margin - FTE	3.81%	3.79%
Rate on interest-bearing liabilities	3.54%	2.47%
Efficiency ratio	58.70%	55.89%
Net charge offs/average loans	0.10%	0.15%
Provision for loan losses/average loans	-0.01%	0.81%
Nonperforming loans/total loans	0.42%	0.46%
Nonperforming assets/total loans	0.47%	0.51%
Nonperforming assets/total loans+ORE	0.47%	0.51%
ALL/nonperforming loans	272.13%	278.97%
ALL/total loans	1.16%	1.29%
Net loans/total assets	72.87%	69.61%

COMMON STOCK PERFORMANCE
Market value of stock-Close	$31.43	$27.85
Market value of stock-High	$32.78	$30.80
Market value of stock-Low	$28.31	$26.63
Book value of stock	$15.18	$13.10
Tangible book value of stock	$9.44	$10.11
Tangible equity	$553,473	$565,649
Market/Book value of stock	207.05%	212.60%

OTHER DATA
EOP Employees - FTE	2,674	2,601

n/m - not meaningful

	Year-to-date September 30,
ALLOWANCE FOR LOAN LOSSES	2006	2005	$ Change	% Change
Beginning Balance	$76,691	$64,757	$11,934	18.4%
Charge-offs	(9,874)	(12,163)	2,289	-18.8%
Recoveries	8,434	6,804	1,630	24.0%
Provision for loan losses	(5,029)	16,352	(21,381)	n/m
Allowance of acquired bank	5,317	-	5,317	n/m
Ending Balance	$75,539	$75,750	$(211)	-0.3%

RATIOS
ROA	1.45%	1.23%
ROE	15.16%	13.36%
Return on average tangible equity	19.81%	17.20%
Equity generation rate	7.25%	7.29%
EOP equity/ EOP assets	10.03%	8.80%
Average equity/average assets	9.56%	9.18%
Interest margin - Yield - FTE	6.43%	5.59%
Interest margin - Cost - FTE	2.57%	1.78%
Net interest margin - FTE	3.86%	3.82%
Rate on interest-bearing liabilities	3.19%	2.16%
Efficiency ratio	58.86%	57.17%
Net charge offs/average loans	0.03%	0.13%
Provision for loan losses/average loans	-0.11%	0.38%
Nonperforming loans/total loans	0.42%	0.46%
Nonperforming assets/total loans	0.47%	0.51%
Nonperforming assets/total loans+ORE	0.47%	0.51%
ALL/nonperforming loans	272.13%	278.97%
ALL/total loans	1.16%	1.29%
Net loans/total assets	72.87%	69.61%

COMMON STOCK PERFORMANCE
Market value of stock-Close	$31.43	$27.85
Market value of stock-High	$32.78	$31.15
Market value of stock-Low	$27.01	$26.63
Book value of stock	$15.18	$13.10
Tangible book value of stock	$9.44	$10.11
Tangible equity	$553,473	$565,649
Market/Book value of stock	207.05%	212.60%

n/m - not meaningful

	Quarter Ended
AVERAGE BALANCES	9/30/2006	6/30/2006	$ Change	% Change
Securities AFS-taxable	$863,757	$908,736	$(44,979)	-4.9%
Securities AFS-nontaxable	56,281	58,265	(1,984)	-3.4%
Securities HTM-taxable	198,513	203,272	(4,759)	-2.3%
Securities HTM-nontaxable	94,509	92,947	1,562	1.7%
Total securities	1,213,060	1,263,220	(50,160)	-4.0%
Loans	6,336,043	6,078,847	257,196	4.2%
Fed funds sold and rev repos	25,205	28,513	(3,308)	-11.6%
Total earning assets	7,574,308	7,370,580	203,728	2.8%
Allowance for loan losses	(73,836)	(73,679)	(157)	0.2%
Cash and due from banks	325,817	315,722	10,095	3.2%
Other assets	645,550	569,029	76,521	13.4%
Total assets	$8,471,839	$8,181,652	$290,187	3.5%

Interest-bearing demand deposits	$1,039,355	$914,548	$124,807	13.6%
Savings deposits	1,669,894	1,666,594	3,300	0.2%
Time deposits less than $100,000	1,533,155	1,425,602	107,553	7.5%
Time deposits of $100,000 or more	880,505	778,831	101,674	13.1%
Total interest-bearing deposits	5,122,909	4,785,575	337,334	7.0%
Fed funds purchased and repos	432,486	522,632	(90,146)	-17.2%
Short-term borrowings	535,339	609,137	(73,798)	-12.1%
Long-term FHLB advances	-	5,650	(5,650)	n/m
Junior subordinated debt securities	32,631	-	32,631	n/m
Total interest-bearing liabilities	6,123,365	5,922,994	200,371	3.4%
Noninterest-bearing deposits	1,388,201	1,374,068	14,133	1.0%
Other liabilities	130,811	102,611	28,200	27.5%
Shareholders' equity	829,462	781,979	47,483	6.1%
Total liabilities and equity	$8,471,839	$8,181,652	$290,187	3.5%

n/m - not meaningful

PERIOD END BALANCES	9/30/2006	6/30/2006	$ Change	% Change
Securities available for sale	$862,482	$905,573	$(43,091)	-4.8%
Securities held to maturity	289,125	296,246	(7,121)	-2.4%
Total securities	1,151,607	1,201,819	(50,212)	-4.2%
Loans held for sale	125,988	127,107	(1,119)	-0.9%
Loans	6,538,872	6,005,936	532,936	8.9%
Fed funds sold and rev repos	6,907	33,420	(26,513)	-79.3%
Total earning assets	7,823,374	7,368,282	455,092	6.2%
Allowance for loan losses	(75,539)	(71,846)	(3,693)	5.1%
Cash and due from banks	348,397	353,888	(5,491)	-1.6%
Mortgage servicing rights	66,526	68,981	(2,455)	-3.6%
Goodwill	290,753	137,368	153,385	111.7%
Identifiable intangible assets	45,704	26,706	18,998	71.1%
Other assets	370,339	351,209	19,130	5.4%
Total assets	$8,869,554	$8,234,588	$634,966	7.7%

Noninterest-bearing deposits	$1,580,533	$1,453,178	$127,355	8.8%
Interest-bearing deposits	5,541,680	4,910,135	631,545	12.9%
Total deposits	7,122,213	6,363,313	758,900	11.9%
Fed funds purchased and repos	258,463	487,010	(228,547)	-46.9%
Short-term borrowings	430,210	532,418	(102,208)	-19.2%
Junior subordinated debt securities	70,104	-	70,104	n/m
Other liabilities	98,634	90,572	8,062	8.9%
Total liabilities	7,979,624	7,473,313	506,311	6.8%
Common stock	12,212	11,514	698	6.1%
Surplus	156,625	51,511	105,114	204.1%
Retained earnings	732,781	715,345	17,436	2.4%
Accum other comprehensive
loss, net of tax	(11,688)	(17,095)	5,407	-31.6%
Total shareholders' equity	889,930	761,275	128,655	16.9%
Total liabilities and equity	$8,869,554	$8,234,588	$634,966	7.7%

Total interest-bearing liabilities	$6,300,457	$5,929,563	$370,894	6.3%

n/m - not meaningful

	Quarter Ended
INCOME STATEMENTS	9/30/2006	6/30/2006	$ Change	% Change
Interest and fees on loans-FTE	$113,421	$103,778	$9,643	9.3%
Interest on securities-taxable	10,710	11,310	(600)	-5.3%
Interest on securities-tax exempt-FTE	2,773	2,759	14	0.5%
Interest on fed funds sold and rev repos	346	365	(19)	-5.2%
Other interest income	56	31	25	80.6%
Total interest income-FTE	127,306	118,243	9,063	7.7%
Interest on deposits	41,781	33,469	8,312	24.8%
Interest on fed funds pch and repos	4,896	5,748	(852)	-14.8%
Other interest expense	7,890	7,301	589	8.1%
Total interest expense	54,567	46,518	8,049	17.3%
Net interest income-FTE	72,739	71,725	1,014	1.4%
Provision for loan losses	(81)	(1,964)	1,883	-95.9%
Net interest income after provision-FTE	72,820	73,689	(869)	-1.2%
Service charges on deposit accounts	14,360	13,308	1,052	7.9%
Insurance commissions	8,935	8,718	217	2.5%
Wealth management	5,770	5,865	(95)	-1.6%
General banking - other	5,668	5,470	198	3.6%
Mortgage banking, net	1,131	2,898	(1,767)	-61.0%
Other, net	3,559	2,740	819	29.9%
Nonint inc-excl sec gains	39,423	38,999	424	1.1%
Security gains	645	384	261	68.0%
Total noninterest income	40,068	39,383	685	1.7%
Salaries and employee benefits	40,231	39,567	664	1.7%
Services and fees	9,240	8,979	261	2.9%
Net occupancy-premises	4,479	4,070	409	10.0%
Equipment expense	3,731	3,589	142	4.0%
Other expense	8,144	7,547	597	7.9%
Total noninterest expense	65,825	63,752	2,073	3.3%
Income before income taxes	47,063	49,320	(2,257)	-4.6%
Tax equivalent adjustment	2,109	2,107	2	0.1%
Income taxes	15,193	16,439	(1,246)	-7.6%
Net income	$29,761	$30,774	$(1,013)	-3.3%

Earnings per share
Basic	$0.53	$0.55	$(0.02)	-3.6%

Diluted	$0.52	$0.55	$(0.03)	-5.5%

Weighted average shares outstanding
Basic	56,590,964	55,564,866		1.8%

Diluted	56,830,753	55,834,174		1.8%

Period end shares outstanding	58,611,242	55,262,232		6.1%

Dividends per share	$0.2100	$0.2100		0.0%

n/m - not meaningful

	Quarter Ended
NONPERFORMING ASSETS	9/30/2006	6/30/2006	$ Change	% Change
Nonaccrual loans	$27,758	$25,119	$2,639	10.5%
Restructured loans	-	-	-
Total nonperforming loans	27,758	25,119	2,639	10.5%
Other real estate	3,284	3,107	177	5.7%
Total nonperforming assets	31,042	28,226	2,816	10.0%
Loans past due over 90 days
Included in Loan Portfolio	3,721	6,578	(2,857)	-43.4%
Serviced GNMA loans eligible for repch	12,783	15,957	(3,174)	-19.9%
Total loans past due over 90 days	16,504	22,535	(6,031)	-26.8%
Total nonperforming assets plus past
due over 90 days	$47,546	$50,761	$(3,215)	-6.3%

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES	9/30/2006	6/30/2006	$ Change	% Change
Beginning Balance	$71,846	$73,542	$(1,696)	-2.3%
Charge-offs	(4,056)	(2,983)	(1,073)	36.0%
Recoveries	2,513	3,251	(738)	-22.7%
Provision for loan losses	(81)	(1,964)	1,883	-95.9%
Allowance of acquired bank	5,317	-	5,317	n/m
Ending Balance	$75,539	$71,846	$3,693	5.1%

RATIOS
ROA	1.39%	1.51%
ROE	14.23%	15.78%
Return on average tangible equity	19.62%	20.00%
Equity generation rate	8.59%	9.76%
EOP equity/ EOP assets	10.03%	9.24%
Average equity/average assets	9.79%	9.56%
Interest margin - Yield - FTE	6.67%	6.43%
Interest margin - Cost - FTE	2.86%	2.53%
Net interest margin - FTE	3.81%	3.90%
Rate on interest-bearing liabilities	3.54%	3.15%
Efficiency ratio	58.70%	57.72%
Net charge offs/average loans	0.10%	-0.02%
Provision for loan losses/average loans	-0.01%	-0.13%
Nonperforming loans/total loans	0.42%	0.42%
Nonperforming assets/total loans	0.47%	0.47%
Nonperforming assets/total loans+ORE	0.47%	0.47%
ALL/nonperforming loans	272.13%	286.02%
ALL/total loans	1.16%	1.20%
Net loans/total assets	72.87%	72.06%

COMMON STOCK PERFORMANCE
Market value of stock-Close	$31.43	$30.97
Market value of stock-High	$32.78	$32.25
Market value of stock-Low	$28.31	$29.34
Book value of stock	$15.18	$13.78
Tangible book value of stock	$9.44	$10.81
Tangible equity	$553,473	$597,201
Market/Book value of stock	207.05%	224.75%

OTHER DATA
EOP Employees - FTE	2,674	2,585

n/m - not meaningful

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2006 ($ in thousands) (unaudited)

Note 1 - Financial Performance Non-GAAP

Management is presenting in the following table adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina. Management believes this information will help users compare Trustmark’s current results to prior periods.
Financial Performance
Net Income Adjusted for Specific Items (Non-GAAP)
	Quarter Ended 9/30/06		Year-to-Date 9/30/06
	$	Basic EPS	$	Basic EPS
Net Income as reported – GAAP	$29,761	$0.526	$89,854	$1.606

Adjustments (net of taxes):
Less Hurricane Katrina reserves released
Provision for loan losses	(874)	(0.015)	(3,865)	(0.069)
Mortgage related charges	(14)	(0.001)	(694)	(0.012)
	(888)	(0.016)	(4,559)	(0.081)

Net Income adjusted for specific items (Non-GAAP)	$28,873	$0.510	$85,295	$1.525

On August 29, 2005, Hurricane Katrina struck the Mississippi Gulf Coast and Central and Eastern Mississippi causing significant damages. Immediately following the storm, Trustmark initiated a process to assess the storm’s impact on its customers and on Trustmark’s consolidated financial statements. In accordance with Statement of Financial Accounting Standards (SFAS) No. 5, “Accounting for Contingencies," Trustmark determined, through reasonable estimates, that specific losses were probable and initially increased its allowance for loan losses by $9.8 million and established other reserves for losses totaling $2.1 million, on a pre-tax basis.

Trustmark continually reevaluates its estimates for probable losses resulting from Hurricane Katrina. As a result, during 2006, Trustmark has released allowance for loan losses of $6.3 million and other reserves of $1.1 million on a pre-tax basis. At September 30, 2006, the allowance for loan losses included specific Katrina reserves totaling $3.4 million, comprised of $2.3 million for mortgage loans and $1.1 million for consumer loans. Management’s estimates, assumptions and judgments are based on information available as of the date of the consolidated financial statements; accordingly, as the information changes, actual results could differ from those estimates.

Note 2 - Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

	9/30/2006	6/30/2006	9/30/2005
Real estate loans:
Construction and land development	$903,399	$812,748	$632,467
Secured by 1-4 family residential properties	1,865,395	1,837,392	2,061,788
Secured by nonfarm, nonresidential properties	1,310,191	1,110,566	994,316
Other	127,072	107,517	148,747
Loans to finance agricultural production	31,055	27,230	48,008
Commercial and industrial	1,115,452	948,647	863,815
Consumer	926,823	912,718	873,742
Obligations of states and political subdivisions	207,369	192,463	189,902
Other loans	52,116	56,655	60,472
Loans	6,538,872	6,005,936	5,873,257
Less Allowance for loan losses	75,539	71,846	75,750
Net Loans	$6,463,333	$5,934,090	$5,797,507

The allowance for loans losses is maintained at a level believed adequate by management, based on estimated probable losses within the existing loan portfolio. Trustmark’s allowance for possible loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, “Selected Loan Loss Allowance Methodology and Documentation Issues,” as well as other regulatory guidance. Accordingly, Trustmark’s methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools, and specific loss allocations, with adjustments considering current economic events and conditions. The provision for loan losses reflects loan quality trends, including the levels of and trends related to nonaccrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries and other factors.

Note 3 - Mortgage Banking

For the periods presented, the carrying amount of mortgage servicing rights are as follows:
	9/30/06	6/30/06	9/30/05
Mortgage Servicing Rights	$66,526	$68,981	$61,751
Valuation Allowance	-	-	(4,406)
Mortgage Servicing Rights, net	$66,526	$68,981	$57,345

On March 17, 2006, the Financial Accounting Standard Board (FASB) released SFAS No. 156, “Accounting for Servicing Financial Assets, an amendment of SFAS No. 140.” This statement amends SFAS No. 140 to require that all separately recognized servicing assets and liabilities be initially measured at fair value, if practical. The effective date of this statement is as of the beginning of its first fiscal year that begins after September 15, 2006, however early adoption is permitted as of the beginning of any fiscal year, provided the entity has not issued financial statements for the interim period. The initial recognition and measurement of servicing assets and servicing liabilities are required to be applied prospectively to transactions occurring after the effective date.

Trustmark elected to early adopt SFAS No. 156 in the first quarter of 2006 and has recorded its Mortgage Servicing Rights (MSR) and derivative hedged financial instruments utilized to mitigate risk inherent in the MSR at fair value. This election, effective January 1, 2006, increased MSR by $1.4 million while also increasing retained earnings by $0.8 million, net of taxes. For the quarter ended September 30, 2006, the fair value for MSR decreased by $7.1 million pretax and the cost of hedging decreased by $3.6 million pretax, which is included in mortgage banking, net, included in the consolidated income statements, as shown in the table below.

In the first quarter, Trustmark began utilizing derivative instruments to offset changes in the fair value of MSR attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in noninterest income in mortgage banking, net and are offset by the changes in the fair value of MSR, as shown in the table below. MSR fair values represent the effect of present value decay and the effect of changes in interest rates. Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to interest rate changes. During the third quarter, gross MSR values decreased $3.9 million due to changes in interest rates, while hedge profit totaled $3.6 million, resulting in net negative ineffectiveness from hedging of $0.3 million.

Prior to January 1, 2006, Trustmark purchased servicing rights were capitalized at cost. For loans originated and sold where the servicing rights had been retained, Trustmark allocated the cost of the loan and servicing right based on their relative fair values. MSR were amortized over the estimated period of the related net servicing income. MSR were evaluated quarterly for impairment and recorded as a valuation allowance. Impairment occurred when the estimated fair value of the MSR fell below its carrying value.

The following table illustrates the components of mortgage banking, net included in noninterest income in the accompanying income statements:

	Quarter Ended			Year-to-date
	9/30/2006	6/30/2006	9/30/2005	9/30/2006	9/30/2005
Mortgage servicing income, net	$3,279	$3,239	$3,070	$9,853	$9,254
Change in fair value MSR from market changes	(3,901)	2,202	-	2,113	-
Change in fair value MSR from runoff	(3,202)	(2,400)	-	(7,654)	-
Change in fair value of derivatives	3,551	(1,881)	-	(886)	-
Amortization of MSR	-	-	(2,750)	-	(7,990)
Impairment of MSR	-	-	3,727	-	1,638
Gain on sale of loans	1,057	1,613	(64)	3,711	644
Other, net	347	125	(693)	344	349
Mortgage banking, net	$1,131	$2,898	$3,290	$7,481	$3,895

Note 4 - Nonperforming Assets

Government National Mortgage Association (GNMA) optional repurchase programs allow financial institutions to buy back individual delinquent mortgage loans that meet certain criteria from the securitized loan pool for which the institution provides servicing. At the servicer's option and without GNMA's prior authorization, the servicer may repurchase such a delinquent loan for an amount equal to 100 percent of the remaining principal balance of the loan. Under SFAS No. 140,“Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities-a replacement of SFAS No. 125,” this buy-back option is considered a conditional option until the delinquency criteria are met, at which time the option becomes unconditional. When Trustmark is deemed to have regained effective control over these loans, the loans can no longer be reported as sold and must be brought back onto the balance sheet as loans held for sale, regardless of whether Trustmark intends to exercise the buy-back option. During 2005, Trustmark began reporting delinquent GNMA loans that are eligible for repurchase as past due in accordance with their contractual repayment terms. At September 30, 2006, GNMA loans eligible for repurchase totaled $12.8 million compared with $16.0 million at June 30, 2006 and $8.4 million at September 30, 2005.

Note 5 - Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:
	Quarter Ended			Year-to-date
	9/30/2006	6/30/2006	9/30/2005	9/30/2006	9/30/2005
Securities - Taxable	4.00%	4.08%	3.95%	4.02%	3.78%
Securities - Nontaxable	7.30%	7.32%	7.29%	7.35%	7.45%
Securities - Total	4.41%	4.47%	4.29%	4.42%	4.12%
Loans	7.10%	6.85%	6.21%	6.85%	6.04%
FF Sold & Rev Repo	5.45%	5.13%	3.66%	5.01%	2.90%
Total Earning Assets	6.67%	6.43%	5.82%	6.43%	5.59%

Interest-bearing Deposits	3.24%	2.81%	1.97%	2.87%	1.75%
FF Pch & Repo	4.49%	4.41%	3.14%	4.24%	2.65%
Borrowings	5.51%	4.76%	3.95%	4.96%	3.42%
Total Interest-bearing Liabilities	3.54%	3.15%	2.47%	3.19%	2.16%

Net interest margin	3.81%	3.90%	3.79%	3.86%	3.82%

Note 6 - Business Combinations

On August 25, 2006, Trustmark completed its merger with Houston-based Republic Bancshares of Texas, Inc. (Republic) in a business combination accounted for by the purchase method of accounting. Trustmark purchased all the outstanding common and preferred shares of Republic for approximately $205.3 million. The purchase price includes approximately 3.3 million in common shares of Trustmark valued at $103.8 million, $100.0 million in cash and $1.5 million in acquisition-related costs. The purchase price allocations are preliminary and are subject to final determination and valuation of the fair value of assets acquired and liabilities assumed. At August 25, 2006, Republic had assets consisting of $19.6 million in cash and due from banks, $64.5 million in federal funds sold, $76.2 million in securities, $455.1 million in loans, $10.5 million in premises and equipment and $19.0 million in other assets as well as deposits of $594.0 million and borrowings and other liabilities of $4.7 million. These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date. Excess costs over tangible net assets acquired totaled $173.4 million, of which $19.3 million has been allocated to core deposits, $690 thousand to borrower relationships and $153.4 million to goodwill.

Note 7 - Issuance of Trust Preferred Securities and Junior Subordinated Debt Securities

On August 18, 2006, Trustmark completed a private placement of $60.0 million of trust preferred securities through a newly formed Delaware trust affiliate, Trustmark Preferred Capital Trust I, (the Trust). The trust preferred securities mature September 30, 2036, are redeemable at Trustmark’s option beginning after five years, and bear interest at a variable rate per annum equal to the three-month LIBOR plus 1.72%. Under applicable regulatory guidelines, these trust preferred securities qualify as Tier 1 capital.

The proceeds from the sale of the trust preferred securities were used by the Trust to purchase $61.856 million in aggregate principal amount of Trustmark’s junior subordinated debentures. The net proceeds to Trustmark from the sale of the notes to the Trust were used to finance its merger with Republic Bancshares of Texas, Inc.

The debentures were issued pursuant to a Junior Subordinated Indenture, dated August 18, 2006 between Trustmark, as issuer, and Wilmington Trust Company, as trustee. Like the trust preferred securities, the debentures bear interest at a variable rate per annum equal to the three-month LIBOR plus 1.72%. The debentures mature on September 30, 2036 but may be redeemed at the Trustmark’s option at anytime on or after September 30, 2011 or at anytime upon certain events, such as a change in the regulatory capital treatment of the debentures, the Trust being deemed an investment company or the occurrence of certain adverse tax events.

In addition, pursuant to the acquisition of Republic Bancshares of Texas, Inc. on August 25, 2006, Trustmark assumed the liability for $8.248 million in junior subordinated debt securities issued to Republic Bancshares Capital Trust I (Republic Trust), also a Delaware trust. Republic Trust used the proceeds from the issuance of $8.0 million in trust preferred securities to acquire the junior subordinated debt securities. Both the trust preferred securities and the junior subordinated debt securities mature on January 7, 2033, and are callable at the option of Trustmark, in whole or in part, on January 7, 2008. Both the trust preferred securities and junior subordinated debt securities bear interest at a variable rate per annum equal to the three-month LIBOR plus 3.35%.

Note 8 - Basis of Presentation

Certain reclassifications have been made to prior period amounts to conform with current period presentation.